The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2022, as amended

Royce Dividend Value Fund

Effective as of the date hereof, Institutional Class shares of Royce Dividend Value Fund are closed to all purchases and exchanges.

April 20, 2023

ISI-CONV-0423

The Royce Fund

Supplement to the Consultant and R Class Shares Prospectus Dated May 1, 2022, as amended

Royce Dividend Value Fund, Royce International Premier Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund

Effective as of the date hereof, R Class shares of Royce Pennsylvania Mutual Fund, Royce Premier Fund, and Royce Small-Cap Value Fund and Consultant Class shares of Royce Dividend Value Fund, Royce International Premier Fund, Royce Small-Cap Value Fund, and Royce Smaller-Companies Growth Fund, are closed to all purchases and exchanges.

April 20, 2023

CR-CONV-0423